JOHNSON
MUTUAL FUNDS

Summary Prospectus

Johnson Municipal Income Fund

Fund Ticker: JMUNX
May 1, 2014

Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, OH | 45247
(513)661-3100 (800)541-0170 fax (513)661-4901

www.johnsonmutualfunds.com

Ticker: JMUNX	MAY 1, 2014

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective

A high level of federally tax-free income over the long term consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [1]
Management Fees	0.65%
Other Expenses [2]	0.00%
Aquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.66%

1	The expense information in this table has been restated to reflect the current fees.
2	“Aquired Fund Fees and Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

JOHNSON MUNICIPAL INCOME | SUMMARY PROSPECTUS | MAY 1, 2014

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

Municipal Income Fund
1 Year	3 Years	5 Years	10 Years
$68	$210	$364	$813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.96% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in investment grade municipal securities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities that provide income that is exempt from both Ohio and regular federal income tax. The Fund may concentrate its investments in a particular segment of the bond market.

The Adviser typically selects securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade municipal securities (or unrated municipal securities that the adviser determines are of comparable quality) that provide income that is exempt from federal income tax and the alternative minimum tax.

Principal Investment Risks

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

•	Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

•	Credit Risk – The issuer of the fixed income security (including some government agencies) may not be able to make interest and principal payments when due.

•	Political Risk — Substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.

•	Geographic Risk — Because the Fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.

•	Segment Risk – Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds within the segment in the same manner.

•	Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

JOHNSON MUNICIPAL INCOME | SUMMARY PROSPECTUS | MAY 1, 2014

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year for the last 10 calendar years. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 3.94% in the fourth quarter of 2008, and the lowest return was -3.27% in the fourth quarter of 2010.

For the Period ended: December 31, 2013	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-1.52%	3.62%	3.23%
Return After Taxes on Distributions	-1.55%	3.62%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.64%	3.43%	3.17%
Barclays Capital 5 Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.66%	4.06%	3.86%

The Barclays Capital Five Year General Obligation Municipal Bond Index is the benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been a member of the Fund management team since 2003, and the team leader since 2013. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Dale Coates, CFA, has been a member of the Fund management team since its inception.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.